File No. 333-__________

   As filed with the Securities and Exchange Commission on August ___, 2005
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM N-14
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     Pre-Effective Amendment No. __
                     Post-Effective Amendment No. __
                       (Check appropriate box or boxes)

                        MONEY MARKET OBLIGATIONS TRUST
              (Exact Name of Registrant as Specified in Charter)

                                1-800-341-7400
                       (Area Code and Telephone Number)
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                   (Address of Principal Executive Offices)

                          John W. McGonigle, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)

                                  Copies to:

                         Matthew G. Maloney, Esquire
                    Dickstein Shapiro Morin & Oshinsky LLP
                              2101 L Street, NW
                          Washington, DC 20037-1526
                                (202) 828-2218

           Approximate Date of Proposed Public Offering: As soon as
       practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

            It is proposed that this filing will become effective
                  on October 14, 2005 pursuant to Rule 488.

  Title of Securities Being Registered: Institutional Shares, no par value, of Government Obligations Tax-Managed Fund

  No filing fee is due because Registrant is relying on Section 24(f) of the
                  Investment Company Act of 1940, as amended




Money Market Obligations Trust
Trust for Government Cash Reserves



Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR
PARTICIPATION IS IMPORTANT!  ACT NOW TO HELP THE FUND AVOID ADDITIONAL
EXPENSE.

Money Market Obligations Trust will hold a special meeting of shareholders of Trust for Government Cash Reserves (TGCR) on December 2, 2005. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on such changes.

What is the issue?
A proposed Reorganization, which would combine TGCR into Government Obligations Tax-Managed Fund, Institutional Shares (GOTMF).

Why is the Reorganization being proposed?
The Board of Trustees believes that the Reorganization is in the best interest of TGCR and its shareholders.

Both Funds have similar investment objectives and strategies, and the expenses of GOTMF as a percentage of net assets have been significantly lower than those of TGCR.

Over the last several years, TGCR's net assets have decreased, and its shareholder base has become more concentrated. A continued decline in assets while in a rising interest rate environment could lead to a situation in which maintenance of the $1.00 per share net asset value of TGCR is threatened. This would be as a result of having to sell portfolio securities at losses in order to provide cash to meet shareholder redemption requests.

By combining TGCR into GOTMF's larger asset base, the Reorganization would provide the shareholders of TGCR with a more viable fund without any significant change in investment approach, and with lower expenses than their pre-combination investment in TGCR.

How will the reorganization affect my investment?
o Both funds have similar investments and strategies: GOTMF and TGCR both seek to provide current income consistent with stability of principal and liquidity by investing primarily in short-term U.S. treasury and government agency securities that pay interest exempt from state personal income tax.
o The cash value of your investment will not change since both are money market funds which attempt to maintain a stable net asset value of $1.00 per share.
o     The reorganization will be a tax-free transaction to you.

How do I vote my shares?
You may vote by telephone at the toll-free number shown on your ballot, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card. Please note that if you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote.
2. choose to help save TGCR time and postage costs by voting through the Internet or by telephone, you should not return your proxy card.
3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What should I do in connection with the Reorganization?

You need not and should not do anything for the Reorganization except vote your Shares today. If approved, the Reorganization will take place automatically, and your TGCR shares will automatically be exchanged for Institutional Shares of GOTMF. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund's portfolio.

Who do I call if I have questions about this Proxy Statement?
Call your Investment Professional or a Federated Client Service
Representative.  Federated's toll-free number is 1-800-341-7400.



------------------------------------------------------------------------------
 After careful consideration, the Board of Trustees has unanimously approved
------------------------------------------------------------------------------
   this proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.




                                                       File No. 333-__________

    As filed with the Securities and Exchange Commission on August ___, 2005
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No. __
                       Post-Effective Amendment No. __
                        (Check appropriate box or boxes)

                         MONEY MARKET OBLIGATIONS TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 1-800-341-7400
                        (Area Code and Telephone Number)
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

                                   Copies to:

                           Matthew G. Maloney, Esquire
                     Dickstein Shapiro Morin & Oshinsky LLP
                                2101 L Street, NW
                            Washington, DC 20037-1526
                                 (202) 828-2218

            Approximate Date of Proposed Public Offering: As soon as
         practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

              It is proposed that this filing will become effective
                    on October 14, 2005 pursuant to Rule 488.

    Title of Securities Being Registered: Institutional Shares, no par value, of Government Obligations Tax-Managed Fund

   No filing fee is due because Registrant is relying on Section 24(f) of the
                   Investment Company Act of 1940, as amended
                         MONEY MARKET OBLIGATIONS TRUST

                       Trust for Government Cash Reserves



                                    NOTICE OF

                         SPECIAL MEETING OF SHAREHOLDERS


                           TO BE HELD December 2, 2005

TO SHAREHOLDERS OF TRUST FOR GOVERNMENT CASH RESERVES, a Portfolio of Money Market Obligations Trust:

A special meeting of the shareholders of Trust for Government Cash Reserves ("TGCR") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on December 2, 2005, for the following purposes:


1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Government Obligations Tax-Managed Fund ("GOTMF") would acquire all of the assets of TGCR in exchange for Institutional Shares of GOTMF to be distributed pro rata by TGCR to its shareholders, in complete liquidation and termination of TGCR; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.



The Board of Trustees has fixed October 14, 2005 as the record date for determination of TGCR shareholders entitled to vote at the special meeting.



                                                By Order of the Board of
                                                Trustees,



                                                John W. McGonigle
                                                Secretary



October 26, 2005




-------------------------------------------------------------------------------
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------



                           PROSPECTUS/PROXY STATEMENT

                              _______________, 2005


                          Acquisition of the assets of

                       TRUST FOR GOVERNMENT CASH RESERVES,
                  a portfolio of Money Market Obligations Trust

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000


                 By and in exchange for Institutional Shares of

                    GOVERNMENT OBLIGATIONS TAX-MANAGED FUND,
                  a portfolio of Money Market Obligations Trust

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000


      This Prospectus/Proxy Statement describes the proposal wherby Trust for Government Cash Reserves ("TGCR") would transfer all of its assets to Government Obligations Tax-Managed Fund ("GOTMF") in exchange for Institutional Shares of GOTMF (the "Reorganization"). GOTMF's Institutional Shares will be distributed pro rata by TGCR to its shareholders in complete liquidation and dissolution of TGCR. As a result of the Reorganization, each owner of shares of TGCR will become the owner of Institutional Shares of GOTMF having a total net asset value ("NAV") equal to the total net NAV of his or her holdings in TGCR on the date of the Reorganization (the "Closing Date").

      The stated investment objectives of GOTMF and TGCR (collectively referred to as the "Funds") are substantially similar: GOTMF seeks to provide current income consistent with stability of principal and liquidity, while TGCR seeks to provide high current income consistent with stability of principal and liquidity. Each Fund is a money market mutual fund which pursues its investment objective by investing primarily in short-term U.S. Treasury securities and government agency securities maturing in 397 days or less that pay interest exempt from state personal income tax. Neither Fund invests in repurchase agreements.

      For a comparison of the investment policies of the Funds, see "Summary -- Comparison of Investment Objectives, Policies and Limitations." Information concerning the Institutional Shares of GOTMF, as compared to the shares of TGCR, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of GOTMF Institutional Shares and Capitalization."

---------------------------------------------------------------------------

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
---------------------------------------------------------------------------

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of GOTMF dated September 30, 2005, which is incorporated herein by reference. A Statement of Additional Information for GOTMF dated September 30, 2005 (related to GOTMF's Prospectus of the same date) as well as a Statement of Additional Information dated ______________, 2005 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and Statement of Additional Information for TGCR dated September 30, 2005 are also incorporated herein by reference. Further information about GOTMF's performance is contained in its Annual Report dated July 31, 2005 and Semi-Annual report dated January 31, 2005, which are incorporated herein by reference. Further information about TGCR's performance is contained in its Annual Report dated July 31, 2005 and Semi-Annual report dated January 31, 2005, which are incorporated herein by reference. Copies of these materials and other information about GOTMF and TGCR may be obtained without charge by writing to or calling GOTMF at the address and telephone number shown on the previous page.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/ PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

      SHARES OF GOTMF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF GOTMF ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN GOTMF INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                                TABLE OF CONTENTS

                                                                         Page

SUMMARY
    Reasons for the Proposed Reorganization.........................
    Tax Consequences ...............................................
    Comparison of Investment Objectives, Policies and Limitations ..
    Comparison of Risks.............................................
    Comparative Fee Tables..........................................
    Comparison of Potential Risks and Rewards: Performance Information
    Investment Adviser..............................................
    Advisory Fees, Service Fees, Shareholder Fees and Other Expenses Purchase, Redemption and Exchange Procedures; Dividends and Distributions

INFORMATION ABOUT THE REORGANIZATION
    Description of the Plan of Reorganization.......................
    Description of GOTMF Institutional Shares and Capitalization....
    Federal Income Tax Consequences.................................
    Comparative Information on Shareholder Rights...................

INFORMATION ABOUT GOVERNMENT OBLIGATIONS TAX-MANAGED
FUND AND TRUST FOR GOVERNMENT CASH RESERVES
    Where to Find Additional Information............................
    Legal Proceedings...............................................

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
    Proxies, Quorum and Voting at the Special Meeting...............
    Share Ownership of the Funds....................................
    Interests of Certain Persons....................................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY........

AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A).................... A-1



                                     SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A. The Prospectus of GOTMF accompanies this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

      Both Funds are portfolios of Money Market Obligations Trust (the
"Trust"). The Board of Trustees of the Trust has determined that a combination of TGCR into GOTMF is in the best interest of TGCR and its shareholders. TGCR has experienced a decline in assets over the last several years. At July 29, 2005, the assets of TGCR were $83 million, representing a 14% decrease from $97 million at December 31, 2004, and a 42% decrease from $142 million at December 31, 2003. At July 29, 2005, the assets of GOTMF were approximately $3 billion. Like all money market mutual funds, TGCR attempts to maintain a stable net asset value of $1.00 per share. A continued decline in assets of TGCR while in a rising interest rate environment could lead to a situation in which the net asset value of TGCR is threatened. This would be as a result of having to sell portfolio securities at losses in order to provide cash to meet shareholder redemption requests. Unless there are undistributed gains to offset those losses, the losses must count against the Fund's net asset value until such time as gains can be taken once again. As TGCR's assets decrease, the significances of any such losses grows in proportion to TGCR's assets.

      Compounding this situation is the concentrated client base of TGCR, which leads to concerns about the effect that one or a few shareholders' redemption activity might have on the Fund overall. As of July 29, 2005, the ten largest shareholders in TGCR represented approximately 90% of the Fund's assets, and the three largest shareholders accounted for approximately 55% of total assets.

      Both Funds have similar investment objectives and strategies. As shown below in the "Comparative Fee Tables," the expenses of GOTMF's Institutional Shares as a percentage of net assets have been significantly lower than those of TGCR. Combining TGCR into GOTMF in exchange for GOTMF's Institutional Shares will provide the shareholders of TGCR with a more viable Fund without any significant change in investment approach, and with lower expenses than TGCR.

      The Board of Trustees of the Trust has voted to recommend to holders of shares of TGCR the approval of the Plan, pursuant to which GOTMF would acquire all of the assets of TGCR in exchange for Institutional Shares of GOTMF (the "Exchange"). Immediately following the Exchange, TGCR will distribute the Institutional Shares of GOTMF pro rata to its shareholders in complete liquidation and dissolution of TGCR. As a result of the Reorganization, each shareholder of TGCR will become the owner of GOTMF's Institutional Shares having a total net asset value equal to the total net asset value of his or her holdings in TGCR on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

      In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of TGCR's and GOTMF's investment objectives, policies and limitations; (2) the greater long-term viability of GOTMF based on its comparatively larger asset size;
(3) the lower expenses of GOTMF Institutional Shares compared to the expenses of TGCR; and (4) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to TGCR or GOTMF or to shareholders of TGCR or GOTMF.

      The Board of Trustees concluded to recommend to shareholders of TGCR that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 ("1940 Act"), the Board, including a majority of the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of 1940 Act, determined that the Reorganization is in the best interest of TGCR and its shareholders, and that the interests of existing TGCR shareholders would not be diluted as a result of the Reorganization.

      The Board of Trustees likewise approved the Reorganization on behalf of GOTMF. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Trustees who are not "interested persons," determined that the Reorganization us in the best interest of GOTMF and its shareholders, and that the interests of existing GOTMF shareholders would not be diluted as a result of the Reorganization.


Tax Consequences

      As a condition to the Reorganization, each Fund will each receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or TGCR's shareholders. The tax basis of the GOTMF Institutional Shares received by TGCR shareholders will be the same as the tax basis of their shares in TGCR. There will be taxes payable in connection with distributions, if any, by TGCR immediately before the Closing Date. These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization.



     THE BOARD OF TRUSTEES OF TRUST FOR GOVERNMENT CASH RESERVES UNANIMOUSLY
         RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE REORGANIZATION.


Comparison of Investment Objectives, Policies and Limitations

      The stated investment objectives of GOTMF and TGCR are substantially similar: GOTMF seeks to provide current income consistent with stability of principal and liquidity, while TGCR seeks to provide high current income consistent with stability of principal and liquidity.

      Both Funds pursue their investment objective by investing primarily in U.S. Treasury and government agency securities that pay interest exempt from state personal income tax. Portfolio securities of each Fund will have a maturity of 397 days or less. The dollar-weighted average maturity of each Fund's portfolio will be 90 days or less. Federated Investment Management Company, the investment adviser to each Fund ("Adviser"), targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. For each Fund, the Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

o     current U.S. economic activity and the economic outlook;
o     current short-term interest rates;
o the Federated Reserve Board's policies regarding short-term interest rates; and
o the potential effects of foreign economic activity on U.S. short-term interest rates.

      The Adviser generally shortens the dollar-weighted average maturity of each Fund's portfolio when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. For each Fund, the Adviser selects securities used to shorten or extend the portfolio's dollar-weighted average maturity by comparing the returns currently offered by different investments to their historical and expected returns.

      The only difference between the Funds' investment policies is in regard to SEC Rule 35d-1. Because GOTMF refers to both government investments and tax-managed in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable it to normally invest less than 80% of its assets in U.S. government investments that are
exempt from state income tax.   Because TGCR refers to only government
investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable it to normally invest less than 80% of its assets in U.S. government investments.

      In addition to the policies and limitations set forth above, both GOTMF and TGCR are subject to certain additional investment limitations described in GOTMF's Statement of Additional Information dated September 30, 2005, and TGCR's Statement of Additional Information dated September 30, 2005. Reference is hereby made to GOTMF's Prospectus and Statement of Additional Information, each dated September 30, 2005, and to TGCR's Prospectus and Statement of Additional Information, each dated September 30, 2005, which set forth in full the investment objective, policies and investment limitations of each Fund, all of which are incorporated herein by reference.

      Each Fund has fundamental investment limitations which may not be changed without shareholder approval. The fundamental investment limitations of GOTMF and TGCR are generally similar. The following is a summary of the principal differences:

      1) Diversification. Each Fund's fundamental limitations provide that with respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer. The only difference is that TGCR excludes securities of other investment companies from the limitation.

      2) Borrowing Money and Issuing Senior Securities. GOTMF's fundamental limitations provide that GOTMF may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act. TGCR's fundamental limitations provide that it will not borrow money, except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling TGCR to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. TGCR will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. TGCR will not issue senior securities except that TGCR may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

      3) Investing in Real Estate. Each Fund's fundamental limitations provide that the Fund will not purchase or sell real estate. GOTMF's limitations further provide that this restriction does not prevent GOTMF from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. GOTMF may exercise it rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      4) Investing in Commodities. TGCR's fundamental limitations provide that it will not purchase or sell commodities, commodity contracts, or commodity futures contracts. GOTMF's fundamental limitations provide that while GOTMF may not purchase or sell physical commodities, GOTMF may purchase securities of companies that deal in commodities.

      5) Underwriting. Each Fund's fundamental limitations prohibit the Fund from underwriting issuances of securities. This does not prevent either Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933

      6) Lending. TGCR's fundamental limitations prohibit it from lending any of its assets, except that it may purchase or hold U.S. government securities, permitted by its investment objective, policies and limitations. GOTMF's fundamental limitations provide that it may not make loans, provided that this restriction does not prevent GOTMF from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

      7) Concentration. TGCR's fundamental limitations provide that it will not invest 25% or more of the value of its total assets in any one industry. However, TGCR may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United Sates or its agencies or instrumentalities, and repurchase agreements collateralized by such U.S. government securities. For purposes of this limitation, the U.S. government is not considered to be an industry. GOTMF's fundamental limitations provide that it will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of GOTMF's limitation, government securities, municipal securities and bank instruments will not be deemed to constitute an industry. GOTMF's non-fundamental operating policy defines concentration as the investment of more than 25% of the value of its total assets in any one industry.

      8) Selling Short and Buying on Margin. TGCR has a fundamental limitation which states that TGCR will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions. GOTMF has a non-fundamental limitation which states that GOTMF will not purchase securities on margin, provided that GOTMF may obtain short-term credits necessary for the clearance of purchases and sales of securities. A non-fundamental limitation may be changed by the Board without shareholder approval.

      9) Pledging Assets. TGCR has a fundamental limitation which states that TGCR will not mortgage, pledge or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of the pledge. GOTMF has a non-fundamental limitation which states that GOTMF will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities. A non-fundamental limitation may be changed by the Board without shareholder approval.


Comparison of Risks

      All mutual funds take risks. Therefore, it is possible to lose money by investing in either Fund. Since GOTMF and TGCR invest in the same types of securities, an investment in GOTMF generally presents the same types of investment risks as investing in TGCR. The principal risk factor applicable to an investment in either Fund is interest rate risk. Interest rate risk is the risk posed by the fact that prices of fixed-income securities rise and fall inversely in response to interest rate changes. Interest rate changes have a greater effect on the price of fixed-income securities with greater maturities. Money market funds such as the Funds try to minimize this risk by purchasing short-term securities.

      A full discussion of the risks inherent in investments in GOTMF and TGCR is set forth in GOTMF's Prospectus and Statement of Additional Information, each dated September 30, 2005, and TGCR's Prospectus and Statement of Additional Information, each dated September 30, 2005, each of which is incorporated herein by reference.


Comparative Fee Tables

     GOTMF and TGCR, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses incurred by the shares of TGCR and the Institutional Shares of GOTMF as of July 31, 2005, and for the Institutional Shares of GOTMF after giving effect to the Reorganization.


FEES AND EXPENSES OF THE FUNDS' SHARES

                                                             GOTMF             GOTMF
                                               TGCR        Institutional    Institutional
Shareholder Fees                               Shares        Shares          Shares Pro
                                                                           Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on          None          None            None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a      None          None            None
percentage of original purchase price or
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on          None          None            None
Reinvested Dividends (and other
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount       None          None            None
redeemed, if applicable)
Exchange Fee                                    None          None            None

Annual Fund Operating Expenses (Before
Waivers)(1)
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee2                                0.40%          0.20%          0.20%
Distribution (12b-1) Fee                        None          None           None
Shareholder Services Fee3                      0.25%          0.25%          0.25%
Other Expenses                                0.29%(4)        0.09%          0.09%
Total Annual Fund Operating Expenses           0.94%          0.54%          0.54%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1 The percentages shown are based on expenses for the entire fiscal year ended July 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and at any particular point, may be greater or less than the stated average percentage. For TGCR, although not contractually obligated to do so, the adviser, shareholder services provider and administrator waived certain amounts. For GOTMF, although not contractually obligated to do so, the adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses each Fund actually paid for the fiscal year ended July 31, 2005.

Total Voluntary Waivers of Fund Expenses      0.48%      0.34%          0.34%
Total Actual Annual Fund Operating Expenses   0.06%      0.20%          0.20%
(after waivers)

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by TGCR and GOTMF (after the voluntary waiver) was 0.19% and 0.11%, respectively, for the fiscal year ended July 31, 2005.

3 The shareholder services provider voluntarily waived the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by TGCR and GOTMF (after the voluntary waiver) was 0.00% and 0.00%, respectively, for the fiscal year ended July 31, 2005.

4 The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by TGCR (after the voluntary waiver) was 0.27% for the fiscal year ended July 31, 2005.

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in TGCR and GOTMF's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in TGCR and GOTMF's Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that TGCR's and GOTMF's Institutional Shares' operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                     TGCR        GOTMF Institutional      GOTMF Institutional
                    Shares              Shares              Shares Pro Forma
                                                                Combined
1 Year                    $ 96                $ 55                   $ 55
3 Years                  $ 300                $173                   $173
5 Years                  $ 520                $302                   $302
10 Years                 $1,155               $677                   $677





Comparison of Potential Risks and Rewards: Performance Information

      The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of TGCR's and GOTMF Institutional Shares' total returns on a calendar year basis for the years indicated. The Average Annual Total Return table shows returns averaged over the stated periods. The figures assume reinvestment of dividends and distributions. Each Fund's performance will fluctuate, and past performance is no guarantee of future results.

TRUST FOR GOVERNMENT CASH RESERVES

Risk/Return Bar Chart and Table

[GRAPHIC ILLUSTRATION-Trust for Government Cash Reserves]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Trust for Government Cash Reserves as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1% up to 7%.

The `x' axis represents calculation periods from the calendar year end 1995 through the calendar year ended 2004. The chart features ten distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1995 through 2004. The percentages noted are 5.59%, 5.05%, 5.17%, 5.11%, 4.78%,
6.02%, 3.83%, 1.40%, 0.72% and 0.92%, respectively.

-------------------------------------------------------------------------------
Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.
-------------------------------------------------------------------------------

The Fund's Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's total return for the six-month period from January 1, 2005 to June 30, 2005 was 1.12%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 1.56% (quarterly ended September 30, 2000). Its lowest quarterly return was 0.15% (quarter ended March 31, 2004).


Average Annual Total Return Table

The following table represents the Fund's Average Annual Total Returns for the calendar periods ended December 31, 2004.

Calendar Period                           Fund
1 Year                                   0.92%
5 Years                                  2.56%
10 Years                                 3.84%

-------------------------------------------------------------------------------

The Fund's 7-Day Net Yield as of December 31, 2004 was 1.76%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.


GOVERNMENT OBLIGATIONS TAX-MANAGED FUND


Risk/Return Bar Chart and Table


[GRAPHIC ILLUSTRATION-Government Obligations Tax-Managed Fund]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Government Obligations Tax-Managed Fund as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 1% up to 7%.

The `x' axis represents calculation periods from the calendar year end 1995 through the calendar year ended 2004. The chart features ten distinct vertical bars, each shaded in black, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1995 through 2004. The percentages noted are 5.30%, 5.44%, 5.37%, 5.04%, 6.29%,
4.06%, 1.66%, 0.98% and 1.19%, respectively.

-------------------------------------------------------------------------------
Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.
-------------------------------------------------------------------------------

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Shares total return for the six-month period from January 1, 2005 to June 30, 2005 was 1.25%.

Within the period shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 1.62% (quarter ended September 30, 2000). Its lowest quarterly return was 0.21% (quarter ended September 30, 2003).


Average Annual Total Return Table
The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 2004.

Calendar Period              Fund
1 Year                      1.19%
5 Years                     2.82%
Start of                    4.02%
Performance(1)
1 The Fund's Institutional Shares start of performance date was June 2, 1995.
-------------------------------------------------------------------------------

The Fund's Institutional Shares 7-Day Net Yield as of December 31, 2004 was 1.99%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.


Financial Highlights

Trust for Government Cash Reserves

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)



Year Ended July 31,          2005(1)      2004       2003      2002       2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Net Asset Value,              $1.00       $1.00     $1.00      $1.00      $1.00
Beginning of Period
-------------------------
-------------------------
Income From Investment
Operations:
-------------------------
-------------------------
Net investment income         0.019       0.006     0.010      0.020      0.052
-------------------------
-------------------------
Net realized and
unrealized gain (loss)          --         --         --     0.000(2)      --
on investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   TOTAL FROM
INVESTMENT  OPERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Less Distributions:
Distributions from net       (0.019)     (0.006)   (0.010)    (0.020)    (0.052)
investment income
Distributions from net
realized gain on                --         --         --     0.000(2)      --
investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS       (0.019)     (0.006)   (0.010)    (0.020)    (0.052)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value, End of       $1.00       $1.00     $1.00      $1.00      $1.00
Period
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return(3)               1.91%       0.63%     1.00%      1.97%      5.38%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ratios to Average Net
Assets:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Expenses                      0.46%       0.46%     0.46%      0.46%      0.46%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net investment income         1.81%       0.62%     1.00%      1.94%      5.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Expense                       0.48%       0.40%     0.34%      0.33%      0.32%
waiver/reimbursement(4)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net assets, end of           $82,575    $122,904   $198,983  $214,479   $276,936
period (000 omitted)
--------------------------------------------------------------------------------

1 Beginning with the year ended July 31, 2005, the Fund was audited by Ernst & Young, LLP. The previous years were audited by another independent public accounting firm.

2    Represents less than $0.001.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.


Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2005, which can be obtained free of charge.


Government Obligations Tax-Managed Fund

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)


Year Ended July 31,            2005         2004        2003        2002      2001
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Net Asset Value,               $1.00        $1.00       $1.00      $1.00      $1.00
Beginning of Period
-------------------------
-------------------------
Income From Investment
Operations:
-------------------------
-------------------------
Net investment income          0.022        0.009       0.013      0.021      0.054
-------------------------
-------------------------
Net realized and
unrealized gain (loss)          --           --          --        0.001       --
on investments
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                     0.022        0.009       0.013      0.022      0.054
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Less Distributions:
-------------------------
-------------------------
Distributions from net
investment income             (0.022)      (0.009)     (0.013)    (0.022)    (0.054)
-------------------------
-------------------------
Distributions from net
realized gain on                --           --          --       (0.001)      --
investments
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS           (0.022)      (0.009)     (0.013)    (0.022)    (0.054)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net Asset Value, End of        $1.00        $1.00       $1.00      $1.00      $1.00
Period
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return(1)                2.17%        0.89%       1.26%      2.22%      5.61%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

Ratios to Average Net
Assets:
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Expenses                       0.20%        0.20%       0.20%      0.20%      0.20%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net investment income          2.15%        0.88%       1.25%      2.16%      5.36%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Expense                        0.34%        0.35%       0.34%      0.34%      0.34%
waiver/reimbursement(2)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net assets, end of
period (000 omitted)        $1,206,111   $1,159,503  $1,521,953  $1,798,217 $2,280,317
--------------------------------------------------------------------------------------

1 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2005, which can be obtained free of charge.







Investment Adviser

      The Board of Trustees of the Trust governs both GOTMF and TGCR. The Board selects and oversees both Funds' Adviser, Federated Investment Management Company, a subsidiary of Federated Investors, Inc. ("Federated"). The Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The address of the Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

      The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $179 billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,385 employees. Federated provides investment products to more than 5,700 investment professionals and institutions.


Advisory Fees, Service Fees, Shareholder Fees and Other Expenses

      The annual advisory fee for GOTMF is 0.20% of GOTMF's average daily net assets. The Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of GOTMF. This voluntary waiver or reimbursement may be terminated by the Adviser at any time in its sole discretion. The maximum annual advisory fee for TGCR is 0.40% of TGCR's average daily net assets. The Adviser may similarly voluntarily choose to waive a portion of its advisory fee or reimburse TGCR for certain expenses and may likewise terminate such waiver or reimbursement at any time in its sole discretion. A discussion of the Board's review of each Fund's investment advisory contract is available in the Fund's Annual Report dated July 31, 2005.

      Federated Administrative Services ("FAS"), an affiliate of the Adviser, serves as administrator to both GOTMF and TGCR and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based upon the average aggregate daily net assets of all funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% to 0.075% for each fund. FAS' minimum annual administrative fee with respect to each fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose voluntarily to waive a portion of its fee. The administrative fee expense charged by FAS for GOTMF's and TGCR's fiscal year ended July 31, 2005 was $2,188,177, or 7.62% and $126,000, or 12.61%, respectively, of average daily net assets.

      Both GOTMF and TGCR have entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net asset value of each fund to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of the Adviser, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by each Fund and FSSC.

      Neither Fund has adopted a Rule 12b-1 Distribution Plan.

      Federated Securities Corp. ("FSC"), both Funds' distributor, may pay out of its own resources amounts (including items of material value) to certain financial institutions that support the sale of shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial institution or its employees or associated persons to recommend or sell shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with FSC (including the Funds' Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of each Fund's Prospectus because they are not paid by the Fund.

      These payments are negotiated and may be based on such factors as the number or value of shares that the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution. These payments may be in addition to payments made by each Fund to the financial institution under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial institution may elevate the prominence or profile of each Fund and/or other Federated funds within the financial institution's organization by, for example, placement on a list of preferred or recommended funds, and/or granting FSC preferential or enhanced opportunities to promote the funds in various ways within the financial institution's organization. You can ask your financial institution for information about any payments it receives from FSC or the Fund and any services provided.

      The total annual operating expenses (after waivers) for shares of TGCR were 0.46% for the fiscal year ended July 31, 2005. Without such waivers, the expense ratio of TGCR would have been 0.94% of average daily net assets for the fiscal year ended July 31, 2005. The total annual operating expenses (after waivers) for the Institutional Shares of GOTMF were 0.20% for the fiscal year ended July 31, 2005. Without such waivers, the expense ratio of GOTMF would have been 0.54% of average daily net assets for the fiscal year ended July 31, 2005.


Purchase, Redemption and Exchange Procedures; Dividends and Distributions

      The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. As described below, procedures for the purchase, redemption and exchange of GOTMF's Institutional Shares differ slightly from the procedures applicable to the purchase, redemption and exchange of TGCR's shares. Reference is made to the Prospectus of GOTMF dated September 30, 2005, and the Prospectus of TGCR dated September 30, 2005, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of each Fund.


Purchases

      Purchases of shares of each Fund may be made through an investment professional, directly from the Fund or through an exchange from another Federated fund.

      The minimum initial and subsequent investments in the Funds are as follows: GOTMF's Institutional Shares minimum investment amount is $1,000,000. There is no minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $1,000,000 minimum is reached within one year. TGCR's minimum investment amount is $25,000. There is no minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days.

      Each Fund reserves the right to reject any purchase request.

      Each Fund attempts to stabilize the NAV of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. Each Fund cannot guarantee that its NAV will always remain at $1.00 per share. Neither Fund charges a front-end or contingent deferred sales charge. The Funds differ in the times that their NAV is determined. GOTMF's NAV is determined at 1:00 p.m. (Eastern time) and as of the end of regular trading (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. TGCR's NAV is determined at 2:00 p.m. (Eastern time) and as of the end of regular trading (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open.

      Both Funds offer the use of an Automated Clearing House (ACH). Once an account is opened with the Fund, additional shares can be purchased through a depository institution that is an ACH member. TGCR also offers Automatic Investments.



Redemptions and Exchanges

      Redemptions and exchanges of each Fund may be made through an investment professional or directly from the Fund by telephone or by mailing a written request.

      Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares.

      Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling: 1-800-341-7400.


Dividends and Distributions

      Both Funds declare any dividends daily and pay them monthly to shareholders. Neither Fund seeks to realize any capital gains or losses. Both Funds pay any capital gains annually. Dividends and capital gains will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.


Frequent Trading

      Given the short-term nature of each Fund's investments and its use of the amortized cost method for calculating the NAV of Fund shares, each Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because each Fund is intended to be used as a liquid short-term investment, the Funds' Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of either Fund's shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of a Fund's portfolio and its performance.


                      INFORMATION ABOUT THE REORGANIZATION


Description of the Plan of Reorganization

      The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about December 9, 2005. On the Closing Date all of the assets of TGCR will be transferred to GOTMF. In exchange for the transfer of these assets, GOTMF will simultaneously issue to TGCR a number of full and fractional Institutional Shares of GOTMF equal in value to the aggregate net asset value of the shares of TGCR calculated as of 4:00 p.m. on the Closing Date.

      Following the transfer of assets in exchange for Institutional Shares of GOTMF, TGCR will distribute the Institutional Shares of GOTMF pro rata to its shareholders of record in complete liquidation of TGCR. Shareholders of TGCR owning shares at the closing on the Closing Date of the Reorganization will receive a number of Institutional Shares of GOTMF with the same aggregate value as the shareholder had in TGCR immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of TGCR's shareholders on the share records of GOTMF's transfer agent. Each account will receive the respective pro rata number of full and fractional Institutional Shares of GOTMF due to the shareholders of TGCR. TGCR will then be terminated. GOTMF does not issue share certificates to shareholders.

      The transfer of shareholder accounts from TGCR to GOTMF will occur automatically. It is not necessary for TGCR shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.

      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by TGCR's shareholders; and (ii) the receipt by the Trust of an opinion to the effect that the Reorganization will be tax-free to TGCR, its shareholders and GOTMF. The Plan may be terminated if, before the Closing Date, any of the required conditions has not been met, the representations and warranties are not true or the Board of Trustees determines that the Reorganization is not in the best interest of the shareholders of TGCR or GOTMF.

      The expenses of the Reorganization will be paid by the Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by GOTMF and TGCR; proxy solicitation costs; and other related administrative or operational costs.

      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


Description of GOTMF Institutional Shares and Capitalization


[TO BE PROVIDED BY FEDERATED TREASURY]

      Institutional Shares of GOTMF to be issued to shareholders of TGCR under the Plan will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of GOTMF provided herewith for additional information about the Institutional Shares of GOTMF.

      The following table shows the capitalization of GOTMF and TGCR as of July 31, 2005, and on a pro forma combined basis as of that date:

-----------------------------------------------------------------------------------
                                                                    GOTMF
                                TGCR            GOTMF        Institutional Shares
                               Shares       Institutional     Pro Forma Combined
                                                Shares
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Net Assets                  $82,575,206     $1,206,111,223      $1,288,686,429
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Net Asset Value Per Share      $1.00            $1.00               $1.00
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Shares Outstanding           82,575,508     1,206,129,871       1,288,705,379
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Total Net Assets (at        $82,575,206     $3,003,986,962      $3,086,562,168
Fund level)
-----------------------------------------------------------------------------------


Federal Income Tax Consequences

      As a condition to the Reorganization, the Trust will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and TGCR and GOTMF each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by GOTMF upon its receipt of TGCR's assets in exchange for Institutional Shares of GOTMF;

o no gain or loss will be recognized by TGCR upon transfer of its assets to GOTMF in exchange for Institutional Shares of GOTMF or upon the distribution of Institutional Shares of GOTMF to TGCR's shareholders in exchange for their shares of TGCR;

o no gain or loss will be recognized by shareholders of TGCR upon exchange of their shares of TGCR for Institutional Shares of GOTMF;

o the aggregate tax basis of Institutional Shares of GOTMF received by each shareholder of TGCR pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of TGCR held by such shareholder immediately prior to the Reorganization;

o the holding period of GOTMF's Institutional Shares received by each shareholder of TGCR pursuant to the Plan will include the period during which shares of TGCR exchanged therefor were held by such shareholder, provided shares of TGCR were held as capital assets on the date of the Reorganization.

o the tax basis of the assets of TGCR acquired by GOTMF will be the same as the tax basis of such assets to TGCR immediately prior to the Reorganization;

o the holding period of TGCR's assets in the hands of GOTMF will include the period during which those assets were held by TGCR; and

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on GOTMF, TGCR or TGCR's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of TGCR should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

      Before the Reorganization, TGCR may distribute ordinary income and realized capital gains, if any, to shareholders.


Comparative Information on Shareholder Rights

      Because both Funds are portfolios of the same Trust, there are no material differences between the rights of shareholders of TGCR and the rights of shareholders of GOTMF.


     INFORMATION ABOUT GOVERNMENT OBLIGATIONS TAX-MANAGED FUND AND TRUST FOR
                            GOVERNMENT CASH RESERVES


Where to Find Additional Information

      Information about TGCR is included in its Prospectus and Statement of Additional Information dated September 30, 2005, each of which is incorporated herein by reference. Information about GOTMF is included in its Prospectus dated September 30, 2005, a copy of which accompanies this Proxy Statement/Prospectus and is incorporated herein by reference, and in its Statement of Additional Information dated September 30, 2005, which is incorporated herein by reference. Copies of the Statement of Additional Information of GOTMF, the Prospectus and Statement of Additional Information of TGCR and the Statement of Additional Information relating to this Prospectus/Proxy Statement dated _______, 2005, all of which have been filed with the SEC, may be obtained without charge by contacting the Trust at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and Statements of Additional Information of TGCR and GOTMF are also available electronically at Federated's website at FederatedInvestors.com.

      The Trust, on behalf of both Funds, is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of both Funds, can be obtained by calling or writing the Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


Legal Proceedings

      Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Federated funds' advisers and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future.

      As a result of these inquiries, Federated and the Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. The press releases and related communications are available in the "About Us" section of Federated's website at FederatedInvestors.com, and any future press releases on this subject will also be posted there.

      Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts.

      The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

---------------------------------------------------------------------------

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT TGCR SHAREHOLDERS
             APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
---------------------------------------------------------------------------


              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

      Proxies are being solicited by the Board of the Trust, on behalf of TGCR. The proxies will be voted at the special meeting of shareholders of TGCR to be held on December 2, 2005 at 5800 Corporate Drive, Pittsburgh, PA 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Adviser, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of the Trust knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 26, 2005, to shareholders of record at the close of business on October 14, 2005 (the "Record Date").

      TGCR's annual report, which includes audited financial statements for its fiscal year ended July 31, 2005, and its semi-annual report containing unaudited financial statements for the six-month period ended January 31, 2005, were previously mailed to shareholders of TGCR. GOTMF's annual report, which includes audited financial statements for its fiscal year ended July 31, 2005, and its semi-annual report containing unaudited financial statements for the six-month period ended January 31, 2005, were previously mailed to shareholders of GOTMF. GOTMF and TGCR will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its annual report and/or semi-annual report. Requests for annual reports or semi-annual reports for GOTMF or TGCR may be made by writing to the Trust's principal executive offices or by calling the Trust. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000, and the Trust's toll-free telephone number is 1-800-341-7400. These reports are also available electronically at Federated's website at FederatedInvestors.com.


Proxies, Quorum and Voting at the Special Meeting

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of TGCR is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of GOTMF are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of TGCR. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan of Reorganization.

     In order to hold the Special Meeting, a "quorum" of shareholders of TGCR must be present. Holders of one-fourth of the total number of outstanding shares of TGCR, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal.

      Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. This vote requires the lesser of (A) 67% or more of the voting securities of TGCR present at the meeting, if the shareholders of more than 50% of the outstanding voting securities of TGCR are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of TGCR.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Funds

      Officers and Trustees of the Trust own less than 1% of TGCR's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of TGCR:

      [to be supplied].

      Officers and Trustees of the Trust own less than 1% of each class of GOTMF's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of any class of GOTMF:


Interests of Certain Persons

      Both Funds are managed by the Adviser. The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trust.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      TGCR is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to the Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of TGCR.

--------------------------------------------------------------------------------
  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.
--------------------------------------------------------------------------------

                                             By Order of the Board of Trustees,



                                                            John W. McGonigle
                                                               Secretary

October 26, 2005




                                                                      EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION



     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 22nd day of August, 2005, by and between MONEY MARKET OBLIGATIONS TRUST, a Massachusetts Business Trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Trust"), with respect to its GOVERNMENT OBLIGATIONS TAX-MANAGED FUND (the "Acquiring Fund"), a series of the Trust, and MONEY MARKET OBLIGATIONS TRUST, with respect to its TRUST FOR GOVERNMENT CASH RESERVES, a series of the Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Institutional Shares, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of Institutional Shares of the Acquiring Fund to the holders of Shares of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Trust, the Trust is an open-end, registered management investment company, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

        TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
                      SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph
2.2. Holders of the Acquired Fund will receive Institutional Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

     The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

     1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

     1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

                                     VALUATION

     2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund's shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

                               CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing shall occur on or about December 9, 2005, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

b) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g) The audited financial statements of the Acquired Fund as of July 31, 2005, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.
     Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a) The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)   The current  prospectus  and  statement of  additional  information  of the
     Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f) The financial statements of the Acquiring Fund as of July 31, 2005 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.

h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws
     relating  to  or  affecting   creditors'   rights  and  to  general  equity
     principles.

k) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

     5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's Treasurer.

     5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.8 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

     All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

     All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.

     The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII......

                  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                           ACQUIRING FUND AND ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

                                    EXPENSES

     Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization, provided, however, that Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

                                   TERMINATION

     This Agreement may be terminated by the Trust at its option at or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective Trustees or officers.

ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as authorized by the Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII......

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Funds, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Funds and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Funds as provided in the Trust's Declaration of Trust.


     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                    MONEY MARKET OBLIGATIONS TRUST
                                    on behalf of its portfolio,
                                    Trust for Government Cash Reserves




                                    By:
                                       ---------------------------------

                                    Title:


                                    MONEY MARKET OBLIGATIONS TRUST
                                    on behalf of its portfolio,
                                    Government Obligations Tax-Managed Fund




                                    By:
                                       ---------------------------------

                                    Title:

[GRAPHIC OMITTED]

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400 or
Federated Securities Corp., Distributor

Cusip 60934N773


33626 (9/05)

Federated is a registered mark
of Federated Investors, Inc.
2005 (C)Federated Investors, Inc.





PART C.    OTHER INFORMATION.

Item 15.  Indemnification:

Indemnification is provided to Trustees and officers of Money Market Obligations Trust (the "Registrant") pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to
Section 17 of the 1940 Act for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)
 by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits

1 Conformed copy of Restatement and Amendment Numbers 1-18 to the Declaration of Trust of the Registrant; (35)
1.2   Form of Declaration of Trust Amendment No. 19; (42)
1.3 Conformed copy of Amendment No. 20 to the Amended and Restated Declaration of Trust; (43)
1.4 Conformed copy of Amendment No. 21 to the Amended and Restated Declaration of Trust; (50)
1.5 Conformed copy of Amendment No. 22 to the Amended and Restated Declaration of Trust; (55)
1.6 Conformed copy of Amendment No. 23 to the Amended and Restated Declaration of Trust; (57)

2.    Copy of By-Laws and Amendments 1-4 of the Registrant; (35)
2.1   Amendment #5 to By-Laws (42)
2.2   Amendment #6 to By-Laws (46)
2.3   Amendment #7 to By-Laws (52)

3.    Not Applicable

4. Agreement and Plan of Reorganization is included as Exhibit A to the Combined Proxy Statement and Prospectus of the Registration Statement; (+)

5. Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant; (See Appendix)

6. Conformed copy of Investment Advisory Contract and Exhibits A-PP of the Registrant; (35)
6.1 Conformed copy of Amendment to the Investment Advisory Contract of the Registrant; (38)
6.2 Conformed copy of Exhibit QQ to the Investment Advisory Contract of the Registrant; (44)
6.3 Conformed copy of Exhibit RR through Exhibit TT to the Investment Advisory Contract of the Registrant; (56)

7. Conformed copy of Distributor's Contract and Exhibits A-R of the Registrant; (35)
7.1 Conformed copy of Exhibit S-W to the Distribution Contract of the Registrant; (54)
7.2 Conformed copy of Amendment to the Distributor's Contract of the Registrant; (38)
7.3   (Liberty U.S. Government Money Market Trust - Class B Shares); (23)
7.4 Conformed copy of Amendment to the Distributor's Contract of the Registrant. (46)
7.5 Conformed copy of Exhibits X-Y to the Distribution Contract of the Registrant; (57)

8.    Not Applicable

9.    Conformed copy of Custodian Agreement of the Registrant; (8)
9.1   Conformed copy of Custodian Fee Schedule; (17)

10.   Conformed copy of Distribution Plan and Exhibits A-I of the Registrant;
      (53)
10.1  Conformed copy of Exhibits J-K of the Distribution Plan of the Registrant;
      (55)
10.2  Conformed copy of Exhibit L of the Distribution Plan of the Registrant;
      (57)

11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (*)

12. Form of Opinion regarding tax consequences of Reorganization; (to be filed by amendment)

13. The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)

13.1 The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item (h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)

13.2 The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);

13.3 The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309);

13.4 Conformed copy of Principal Shareholder Services Agreement (Liberty U.S. Government Money Market Trust - Class B Shares); (23)

13.5 Conformed copy of Shareholder Services Agreement (Liberty U.S Government Money Market Trust - Class B Shares); (23)
13.6 Conformed copy of Shareholder Services Agreement (Massachusetts Municipal Cash Trust - Boston 1784 Fund Shares); (24)
13.7 The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);

14. Conformed copy of Consent of Independent Registered Public Accounting Firm of Trust for Government Cash Reserves; (to be filed by amendment)
14.1 Conformed copy of Consent of Independent Registered Public Accounting Firm of Government Obligations Tax-Managed Fund; (to be filed by amendment)

15.   Not Applicable

16.   Conformed copy of Power of Attorney of the Registrant; (23)
16.1 Conformed copy of Power of Attorney of Chief Investment Officer of the Registrant; (23)
16.2  Conformed copy of Power of Attorney of Treasurer of the Registrant: (18)
16.3  Conformed copy of Power of Attorney of Trustee of the Registrant; (26)

17.   Form of Proxy; (*)

---------------------------------------------------------
* All exhibits are being filed electronically.

8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed June 1, 1994. (File Nos. 33-31602 and 811-5950).
17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 on Form N-1A filed September 28, 1998. (File Nos. 33-31602 and 811-5950).
18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed February 12, 1999. (File Nos. 33-31602 and 811-5950).
23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 on Form N-1A filed October 29, 1999. (File Nos. 33-31602 and 811-5950).
24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed November 17, 1999. (File Nos. 33-31602 and 811-5950).
26. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 39 on Form N-1A filed February 25, 2000. (File Nos. 33-31602 and 811-5950).
35. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 51 on Form N-1A filed May 29, 2001. (File Nos. 33-31602 and 811-5950).
38. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 54 on Form N-1A filed September 28, 2001. (File Nos. 33-31602 and 811-5950).
42. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 59 on Form N-1A filed on December 20, 2002. (File Nos. 33-31602 and 811-5950).
43. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 62 on Form N-1A filed on May 30, 2003. (File Nos. 33-31602 and 811-5950).
44. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 63 on Form N-1A filed on June 30, 2003. (File Nos. 33-31602 and 811-5950).
46. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 65 on Form N-1A filed on December 30, 2003. (File Nos. 33-31602 and 811-5950).
50. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 69 on Form N-1A filed on June 29, 2004. (File Nos. 33-31602 and 811-5950).
52. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 73 on Form N-1A filed on December 3, 2004. (File Nos. 33-31602 and 811-5950).
53. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 74 on Form N-1A filed on December 30, 2004. (File Nos. 33-31602 and 811-5950).
54. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 77 on Form N-1A filed on February 25, 2005. (File Nos. 33-31602 and 811-5950).
55. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 79 on Form N-1A filed on May 2, 2005. (File Nos. 33-31602 and 811-5950).
56. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 80 on Form N-1A filed on May 27, 2005. (File Nos. 33-31602 and 811-5950).
57. Response in incorporated by reference to Registrant's Post-Effective Amendment No. 81 on Form N-1A filed on June 28, 2005. (File Nos. 33-31602 and 811-5950).


Item 17.  Undertakings

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.


                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, MONEY MARKET OBLIGATIONS TRUST, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 15th day of September, 2005.

                  FEDERATED EQUITY FUNDS

                  BY: /s/ Nelson W. Winter
                  Nelson W. Winter, Assistant Secretary
                  September 15, 2005

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

         NAME                               TITLE                 DATE

By: /s/ Nelson W. Winter                Attorney In Fact     September 15, 2005
    Nelson W. Winter                    For the Persons
    ASSISTANT SECRETARY                 Listed Below

John F. Donahue*                    Chairman and Trustee

J. Christopher Donahue*             President and Trustee
                                    (Principal Executive Officer)

Richard J. Thomas*                  Treasurer
                                    (Principal Financial Officer)

Thomas G. Bigley*                   Trustee

John T. Conroy, Jr.*                Trustee

Nicholas P. Constantakis*           Trustee

John F. Cunningham*                 Trustee

Lawrence D. Ellis, M.D.*            Trustee

Peter E. Madden*                    Trustee

Charles F. Mansfield, Jr.*          Trustee

John E. Murray, Jr., J.D., S.J.D.*  Trustee

Marjorie P. Smuts*                  Trustee

John S. Walsh*                      Trustee

*By Power of Attorney

Appendix

Copy of Specimen Certificate for Shares of Beneficial Interest of:

(i) Alabama Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(ii) Arizona Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 46 on Form N-1A filed on March 16, 1998. File Nos. 33-31259 and 811-5911).
(iii)    Automated Cash Management Trust - Institutional Service
         Shares and Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 8 on Form N-1A filed June 1, 1994. File Nos. 33-31602 and 811-5950).
(iv) Automated Government Money Trust; (Response is incorporated by reference to Initial Registration Statement on Form N-1 filed on May 28, 1982. File Nos. 2-77822 and 811-3475).
(v) California Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(vi) Connecticut Municipal Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on October 31, 1989. File Nos. 33-31259 and 811-5911).
(vii) Federated Master Trust; (Response is incorporated by reference to Post-Effective Amendment No. 39 on Form N-1A filed January 23, 1996. File Nos. 2-60111 and 811-2784).
(viii) Federated Short-Term U.S. Government Trust; (Response is incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed October 22, 1987. File Nos. 33-12322 and 811-5035).
(ix) Federated Tax-Free Trust; (Response is incorporated by reference to Initial Registration Statement on Form S-5 filed December 27, 1978. File Nos. 2-63343 and 811-2891).
(x) Florida Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 30 on Form N-1A filed on September 19, 1994. File Nos. 33-31259 and 811-5911).
(xi) Georgia Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 36 on Form N-1A filed on May 31, 1995. File Nos. 33-31259 and 811-5911).
(xii) Liberty U.S. Government Money Market Trust; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed April 25, 1996. File Nos. 2-65447 and 811-2956).
(xiii) Liquid Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 3 on Form N-1A filed December 8, 1980. File Nos. 2-67655 and 811-3057).
(xiv) Maryland Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed on March 2, 1994. File Nos. 33-31259 and 811-5911).
(xv) Massachusetts Municipal Cash Trust - Institutional Service Shares and BayFunds Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xvi) Michigan Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xvii)   Minnesota Municipal Cash Trust - Institutional Shares and
         Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on
         December 29, 1993.  File Nos. 33-31259 and 811-5911).
(xviii) New Jersey Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xix) North Carolina Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xx) Ohio Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xxi) Ohio Municipal Cash Trust - Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxii) Pennsylvania Municipal Cash Trust - Institutional Shares; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed on May 19, 1995. File Nos. 33-31259 and 811-5911).
(xxiii) Pennsylvania Municipal Cash Trust - Institutional Service Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxiv) Tennessee Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 42 on Form N-1A filed on February 29, 1996. File Nos. 33-31259 and 811-5911).
(xxv) Treasury Obligations Fund - Institutional Capital Shares; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed September 23, 1997. File Nos. 33-31602 and 811-5950).
(xxvi) Trust for Government Cash Reserves; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed March 23, 1989. File Nos. 33-27178 and 811-5772).
(xxvii) Trust for Short-Term U.S. Government Securities; (Response is incorporated by reference to Post-Effective Amendment No. 53 on Form N-1A filed January 23, 1995. File Nos. 2-54929 and 811-2602).
(xxviii) Trust for U.S. Treasury Obligations; (Response is incorporated by reference to Post-Effective Amendment No. 27 on Form N-1A filed November 27, 1994. File Nos. 2-49591 and 811-2430).
(xxix) Virginia Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxx) Liberty U.S. Government Money Market Trust and Liquid Cash; (Response is incorporated by reference to Post-Effective Amendment No 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).
(xxxi) Liberty U.S. Government Money Market Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).

(xxxii) Liquid Cash Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).